UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At our 2023 Annual Meeting, our shareholders voted on proposals to: (1) elect twelve individuals nominated by the Board of Directors of the Company to serve until 2024; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2023; (3) provide an advisory vote on the compensation of our named executive officers; and (4) provide an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers. The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Jean-Philippe Courtois	46,155,110	104,536	34,650	1,433,274

b) Election of William Downe	44,428,982	1,830,693	34,621	1,433,274

c) Election of John F. Ferraro	46,155,753	104,214	34,329	1,433,274

d) Election of William P. Gipson	45,121,420	1,137,840	35,036	1,433,274

e) Election of Patricia Hemingway Hall	44,570,359	1,685,627	38,310	1,433,274

f) Election of Julie M. Howard	44,808,364	1,451,079	34,853	1,433,274

g) Election of Ulice Payne, Jr.	43,105,862	3,153,870	34,564	1,433,274

h) Election of Muriel Pénicaud	45,545,904	713,741	34,651	1,433,274

i) Election of Jonas Prising	43,281,943	2,972,165	40,188	1,433,274

j) Election of Paul Read	46,119,304	140,168	34,824	1,433,274

k) Election of Elizabeth P. Sartain	44,233,763	2,025,803	34,730	1,433,274

l) Election of Michael J. Van Handel	45,272,929	987,150	34,217	1,433,274

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2023	47,317,113	379,089	31,368	0

3. Advisory vote on the compensation of our named executive officers	38,310,350	7,845,110	138,836	1,433,274
					Broker
	1 Year	2 Years	3 Years	Abstain	Non-Votes
4. Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers	44,235,734	5,742	2,037,345	15,475	1,433,274

Item 8.01 Other Events

On May 5, 2023 our Board of Directors declared a semi-annual dividend of $1.47 per share. The dividend will be paid on June 15, 2023 to shareholders of record as of the close of business on June 1, 2023. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Exhibits

Exhibit No.	Description
99.1	Press Release dated May 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: May 5, 2023	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary